UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2025

Liberty Global Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35961	98-1750381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

+1.303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common shares	LBTYA	Nasdaq Global Select Market
Class B common shares	LBTYB	Nasdaq Global Select Market
Class C common shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2025, Liberty Global Ltd. (“Liberty Global”) held its annual general meeting of shareholders. We had approximately 88% of our outstanding shares entitled to vote present at the meeting (either in person or by proxy). At the meeting, the following two matters were considered and voted on.

1.To elect each of Andrew J. Cole, Marisa D. Drew, Richard R. Green and Daniel E. Sanchez as directors of Liberty Global for a term expiring at the annual general meeting to be held in 2028 or until a successor in interest is appointed.

2.To appoint KPMG LLP as Liberty Global’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and to authorize the board of directors of Liberty Global, acting by the audit committee, to determine the independent auditors’ remuneration (the “Auditors Appointment Proposal”).

Both proposals 1 and 2 were adopted. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

Proposal 1 – Election of the Following Nominees to Liberty Global’s Board of Directors:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTE
Andrew J. Cole	213,268,612	35,771,768	16,609,193
Marisa D. Drew	246,615,450	2,424,930	16,609,193
Richard R. Green	197,687,387	51,352,993	16,609,193
Daniel E. Sanchez	248,025,327	1,015,053	16,609,193

Proposal 2 – Approval of the Auditors Appointment Proposal:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTE
262,895,756	2,516,491	237,326	—

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL LTD.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: May 29, 2025